UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 14, 2016

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:           (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Retirement of Named Executive Officer of the Registrant

On April 14, 2016, Terence J. Mitchell, the Executive Vice President and Chief Retail Officer of the Registrant's wholly owned subsidiary, The Dime Savings Bank of Williamsburgh, announced his retirement effective June 30, 2016.

Attached herein as Exhibit 99.1 is a news release issued on April 15, 2016 containing additional information related to this announcement.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

99.1	News release issued on April 15, 2016.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIME COMMUNITY BANCSHARES, INC.

By:	/s/ MICHAEL PUCELLA
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated:  April 18, 2016